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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-4




Section 7.3 Indenture                      Distribution Date:         9/15/2004
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
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                          0.00
             Class B Principal Payment                                          0.00
             Class C Principal Payment                                          0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                           0.00
             Class B Principal Payment                                           0.00
             Class C Principal Payment                                           0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                              933,800.00
             Class B Note Interest Requirement                               95,156.25
             Class C Note Interest Requirement                              154,968.75
                       Total                                              1,183,925.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                               1.53333
             Class B Note Interest Requirement                               1.87500
             Class C Note Interest Requirement                               2.37500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                              609,000,000
             Class B Note Principal Balance                               50,750,000
             Class C Note Principal Balance                               65,250,000

(iv)    Amount on deposit in Owner Trust Spread Account                 7,250,000.00

(v)     Required Owner Trust Spread Account Amount                      7,250,000.00

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                                                   By:
                                                            --------------------

                                                   Name:    Patricia M. Garvey
                                                   Title:   Vice President


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